NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

VOID

Northern Oil & Gas, Inc.

VOID

AUTHORIZED STOCK 100,000,000 COMMON SHARES
$.0001 PAR VALUE

SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 665531 10 9

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

Northern Oil & Gas, Inc.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: VOID

Northern Oil & Gas, Inc.
CORPORATE
Seal
Nevada

PRESIDENT

TRANSFER AGENT AND REGISTRAR
ATLAS STOCK TRANSFER CORPORATION
4455 S. 700 E. SUITE 300
SALT LAKE CITY, UTAH 84107

COUNTERSIGNED AND REGISTERED
VOID
AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —as tenants in common
TEN ENT —as tenants by the entireties
JT TEN —as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—............ Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors Act..................
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

______________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

Signature ....

....

NOTICE: The signature in this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature Guaranteed By: ....
(Please have signature guaranteed by a National Bank through its officer or by a member firm of a major stock exchange)